UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

NOVAGOLD RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 29, 2026

NOVAGOLD RESOURCES INC. (the “Company” or “NOVAGOLD”) Shareholders

Re: NOVAGOLD’s Annual General Meeting of Shareholders on May 14, 2026: Advisory Vote on Executive Compensation

Dear Valued Shareholder,

The Compensation Committee of the Board of Directors (“we” or the “Committee”) of the Company are writing to you to ask for your continued support by voting FOR our Advisory Vote on Executive Compensation (“Say-on-Pay”), at our Annual General Meeting of Shareholders to be held on May 14, 2026 (the “2026 AGM”). We understand that you may have received a research report from Institutional Shareholders Services Inc. (“ISS”) and Glass, Lewis & Co. LLC (“Glass Lewis” or “GL”) recommending a vote “Against” NOVAGOLD's Say-on-Pay. After careful review of the reports, we respectfully disagree with the recommendations. Accordingly, we present below a summary of our key objections, with further detail addressed in the sections that follow.

Executive Summary:

ISS acknowledged the improvements made by NOVAGOLD to its compensation program during 2025, while Glass Lewis’ Program Features assessment raised no concerns about the Company’s compensation framework. Nonetheless, both proxy advisors’ “Against” recommendations rest on the following concerns, each of which we address in turn:

•	Shareholder Responsiveness Following the 2025 Meeting:
▪	The Company conducted extensive shareholder engagement that reached approximately 92.7% of outstanding voting shares, including targeted outreach to prior Say-on-Pay dissenters.
▪	The Company has strengthened its discretionary decision-making framework, updated its compensation peer group, and enhanced its compensation disclosures in response to investor feedback.

•	Pay-for-Performance Alignment:
▪	The ISS peer group is comprised of US-based domestic issuers, the majority of whom are non-gold focused, producing a broad and unrepresentative benchmark.
▪	The Company's Total Shareholder Return (“TSR”) significantly outperforms both the GICS 1510 and Russell 3000 benchmarks over one- and three-year periods.
▪	The Board's compensation decisions for 2025 reflect the rigor and transparency of NOVAGOLD's executive compensation framework.

•	Compensation Levels and Structure:
▪	The scale of the Donlin Gold project (“Donlin Gold”) demands an elite, specialized management team capable of advancing the project toward production.
▪	The Company’s development-stage profile requires an incentive structure based on project-specific milestones rather than conventional financial metrics.
▪	The quantum of CEO and Named Executive Officers (“NEOs”) long-term incentive awards is directly linked to the strong performance ratings in fiscal year 2025.

•	Self-Disclosed Peer Group Composition:
▪	The compensation peer group was updated through a rigorous review conducted with independent compensation advisors that applied criteria reflective of NOVAGOLD’s unique operational profile.

1

Detailed Analysis:

1.	Shareholder Responsiveness:

Following the outcome of the previous Say-on-Pay vote, the Company undertook extensive shareholder engagement to better understand shareholder perspectives and to ensure our executive compensation program reflects best practices, while remaining competitive in attracting and retaining talent (outlined starting on page 47 of the 2026 Management Information Circular (the “MIC”)). During 2025, the Company contacted or attempted to contact shareholders holding approximately 92.7% of our outstanding voting shares, including targeted post-proxy outreach to investors representing approximately 34% of shares that voted against the Say-on-Pay.

The Company has taken action in response to investor feedback by strengthening the alignment between pay and performance, with greater emphasis on outperformance, improved goal calibration, and more disciplined use of Board discretion. The Company has also updated its peer group following a comprehensive review using enhanced benchmarking and disclosure practices to improve transparency and credibility. In addition, the Company is expanding its shareholder engagement efforts and providing clearer communication around compensation decisions and outcomes.

Maintaining an active shareholder engagement program continues to be a high priority for the Company and the Committee and is an integral part of our corporate governance practices.

We want to highlight the rationale behind our compensation decisions, which are designed to ensure NOVAGOLD’s long-term success and shareholder value creation. NOVAGOLD has a pay-for-performance philosophy, and the compensation programs of the Company are designed to attract and retain executive officers with the talent and experience necessary for the success of the Company.

2.	Pay-for-Performance Alignment

We understand ISS’ quantitative pay-for-performance test has resulted in a “High Concern” rating this year, signalling a perceived misalignment between CEO compensation and performance. We further recognize that ISS’ approach to Say-on-Pay consists of both a qualitative review of compensation structure and disclosure, and a quantitative analysis of CEO compensation relative to performance. We note that the Company is ranked 2nd in current market capitalization among the ISS selected peers. Additionally, the only peer that has higher market capitalization than the Company is MP Materials Corp., which is not similar in terms of operating profile, development stage, revenue generation, or executive responsibility. Only a minority of the ISS-selected peers are pure gold asset companies, with the group including companies operating in other industries such as specialty chemicals and broader mineral exploration.1 In addition, ISS applies its U.S. benchmark methodology to NOVAGOLD and compares the Company to a peer group that solely includes U.S. domestic issuers. Our self-disclosed peer group consists of both U.S. and Canadian companies, with a greater proportion of Canadian companies, which better represents a comparable group of mining companies and NOVAGOLD’s status as a Canadian-incorporated company that is also a U.S. domestic issuer listed on both the Toronto Stock Exchange (TSX) and New York Stock Exchange (NYSE).

Alternatively, the GL peer group raises similar concerns. With NOVAGOLD’s market capitalization at 0.54x the peer group median, a size disparity Glass Lewis itself acknowledges, the Company is inherently positioned at the lower end of the peer group, resulting in conclusions that the Company does not share.

1 Source: Capital IQ Pro as of April 23, 2026.

2

The ISS report acknowledges NOVAGOLD’s strong performance during 2025. NOVAGOLD’s TSR as of the Company’s fiscal year-end significantly outperformed both the GICS 1510 and Russell 3000 benchmarks over one- and three-year periods, exceeding each by over 166% on a one-year basis and up to 20% on a three-year annualized basis. Additionally, ISS' Absolute Pay-TSR Alignment test produced a “Low Concern” result, indicating that executive pay and shareholder returns have followed the same long-term trend on an absolute basis. This is particularly important as the Company has limited performance comparators given it controls one of the few high-quality gold development projects located in a world-leading jurisdiction.

By contrast, Glass Lewis’ CEO Pay vs. Financial Performance test relies on revenue-driven metrics (OCF, ROA, EPS, and ROE) that are inherently inapplicable to NOVAGOLD given its development-stage profile and absence of revenue. Nonetheless, GL relies on the result of this test, which ultimately produces the only “Severe Concern” result within their Pay-for-Performance assessment, evidencing that their overarching methodology does not consider NOVAGOLD’s unique circumstances.

Importantly, for 2026, the Board has determined that the CEO’s base salary will remain unchanged, which directly limits the overall variable pay opportunity for the CEO as well. Moreover, in contrast to the prior year, no special retention awards were granted in 2025, and the Board did not approve any discretionary payout related to the 2022 PSU cycle. Further, no upward discretion was applied to performance outcomes for 2025. The actions serve as additional evidence of the steps taken by the Board to demonstrate alignment with shareholder interests, while enhancing the rigor and transparency of NOVAGOLD’s executive compensation framework.

3.	Executive Compensation Structure and Decisions

ISS noted observations regarding certain aspects of NOVAGOLD’s executive compensation program, including the quantum of the CEO’s base salary, the value of NEO long-term incentive awards, and the weighting attributed to qualitative assessments of strategic objectives within the annual incentive plan. The Company believes that these observations do not fully reflect the unique attributes of NOVAGOLD’s operations. The Company is advancing the Donlin Gold project in Alaska, which is expected to be the largest single gold mine in the U.S. Given its size, scale, and remote location. Donlin Gold represents a significantly more complex undertaking than the businesses and assets of the companies in the ISS-selected peer group, and demands an executive team with the specialized experience required to advance a deposit of this magnitude toward production. The Committee worked extensively with management and with its compensation consultant, Mercer (Canada) Limited (‘‘Mercer’’ or the ‘‘Compensation Consultant’’), to define criteria for all aspects of the Company’s 2025 compensation program, including the performance-based compensation.

ISS has indicated that our CEO’s base salary is relatively large and in turn has an augmenting effect on his incentive opportunities, which are targeted as a percentage of base salary. As discussed in our 2026 MIC, Mr. Lang’s base salary is above the salary range guidepost for his role and level due to his past experience, current performance and long tenure at the Company. Specifically, Mr. Lang brings his previous experience as President of Barrick Gold North America, his mine engineering and operations experience, his good reputation in the industry, and his excellent relationships with the Company’s stakeholders. In addition, the Committee refers to market information provided by the Compensation Consultant on an annual basis to determine base salaries. For the 2026 fiscal year, the Board has determined that the CEO’s base salary will remain unchanged.

When assessing the metrics used by the Company to determine annual incentive and LTI payouts, it is important for shareholders to consider that, given that Donlin Gold remains in development, traditional quantifiable performance metrics (e.g., revenue, operating cash flow, production, costs, net income) are not applicable or appropriate measures of performance. The Board has nonetheless identified specific project development goals, disclosed in the Company’s 2026 MIC (starting on page 56), which are tied to performance under the annual incentive program. Additionally, the Board is actively refining the design of the LTI program to further emphasize performance outcomes that exceed expectations, including a review of performance curves, goal calibration, and performance ranges, with the objective of more closely aligning compensation outcomes with shareholder value creation over time.

3

The quantum of CEO and NEO long-term incentive awards is directly associated to the strong performance ratings in fiscal year 2025, with individual performance ratings ranging from 110% to 125%. During fiscal 2025, the executive team delivered strong leadership and execution, highlighted by the successful acquisition of Barrick Mining Corporation’s 50% interest in Donlin Gold LLC with Paulson Advisers LLC (“Paulson”) for $1 billion, increasing NOVAGOLD’s ownership to 60% for $200 million, with 40% purchased by Donlin Gold Holdings, an entity 100% wholly-owned by Paulson, for $800 million. President & CEO Gregory Lang provided effective leadership during a transformative year and, as Chair of the Donlin Gold LLC board, oversaw significant progress in permitting, engineering, and community relations. CFO Peter Adamek played a key role in supporting the transaction, safeguarding the Company’s treasury, maintaining strong internal controls, and leading enterprise risk management. COO Richard Williams contributed to the acquisition and due diligence, served on the Donlin Gold LLC board, advanced the Donlin Gold project through permitting and engineering, initiated the Request for Proposals for the feasibility study, and progressed the resource model underpinning the study. The target LTI awards for these NEOs reflect the significant contributions each has made to advancing the Company’s goals during fiscal 2025.

Overall, our executive compensation program recognizes that managing these resources requires an executive team with extensive experience and skills in advancing significant deposits into production. Accordingly, it is designed to attract and retain executives with specialized skills, knowledge, and experience, gained from working for and with large mining companies and associated partners. These skills include expertise in geology, engineering, logistical planning, preparation of feasibility studies, permitting, regulation, mine construction and operation, government and community affairs, compliance, marketing, finance, and accounting.

As part of its 2025 executive compensation planning, the Committee also referenced the compensation packages of Barrick Mining Corporation, Newmont Corporation, Agnico Eagle Mines Ltd., and Kinross Gold Corporation, as: (i) most of the NEOs have previously worked for at least one of those senior mining companies, (ii) to measure the competitiveness of the Company’s compensation programs, and (iii) the Committee considers those companies to be competitors for the Company’s executive team talent. No changes to the Company’s compensation programs were made because of the supplemental review of the compensation programs of these senior mining companies. Ultimately, these companies were selected to reflect the fact that the Company’s asset is in the development stage.

Despite their recommendations, both ISS and Glass Lewis highlighted a series of mitigating factors within the Company’s 2025 compensation program. ISS acknowledged the use of predetermined metrics within the annual incentive plan, the fact that more than half of the annual LTI awards are subject to performance conditions, the use of a multi-year metric within the annual PSU program, and the inclusion of vesting caps in the event of negative share price performance during the applicable period. Glass Lewis’ Program Features assessment produced a “Negligible Concern” result, which evidences that the overall structure of the compensation program and the disclosure of CEO and NEO compensation are adequate and transparent. Furthermore, Glass Lewis identified several positive features of the compensation program, including the linkage of short- and long-term incentives to performance-based metrics, a balanced approach to short- and long-term payouts, the absence of single-trigger change-in-control benefits, and adequate clawback and anti-hedging policies. These positive elements reflect the overall alignment between NOVAGOLD's compensation program and market governance standards.

4

4.	Company-Selected Peers

ISS has raised concerns that the Company’s compensation peer group for 2025 included several companies that are larger in scale than NOVAGOLD, particularly with respect to revenue, and that the use of larger peers for benchmarking purposes could contribute to executive pay increases without commensurate outperformance. In response, the Company emphasizes that its peer group was established following a thorough review conducted with the support of Mercer. This review included an assessment of the Company’s compensation philosophy relative to a group of comparable mining companies, using publicly available disclosures, and applied a range of qualitative and quantitative criteria beyond revenue alone. Subsequently, NOVAGOLD updated its peer group following a comprehensive review and enhanced benchmarking and disclosure practices to improve transparency and credibility. The criteria used in this process included market capitalization, enterprise value and assets, industry focus, stage of development, operational complexity, and the presence of an experienced, full-time executive team. Given that NOVAGOLD’s principal asset, Donlin Gold, is in the development stage, the Company believes that revenue is not a determinative metric and that the selected peer group appropriately reflects companies with comparable scale, risk profile, operating jurisdictions and strategic complexity, thereby providing a more relevant and balanced framework for compensation benchmarking. Moreover, ISS continues to raise concerns about NOVAGOLD targeting compensation above the median of peers, yet this analysis does not fully account for the size and complexity of Donlin Gold. It is much larger and likely more complex than any asset owned by peer group companies. Managing such an asset requires an executive team with proven experience and skills in advancing significant deposits into production.

Looking Ahead

NOVAGOLD remains committed to a pay-for-performance framework that aligns executive compensation with shareholder value and company progress. As the Donlin Gold project advances, we will continue to evaluate our compensation structure to ensure it remains appropriately aligned with the stage of development and tong-term value creation objectives. We are confident that NOVAGOLD has the right organizational structure, people, and platform to continue building its business and to support long-term growth opportunities. We urge you to consider the full context of our executive compensation decisions. Ensuring leadership continuity is essential to our long-term success and the advancement of Donlin Gold. For these reasons, we strongly encourage you to vote FOR our Say-on-Pay resolution at the upcoming AGM. Should you have any questions or wish to discuss this further, please contact us at info@novagold.com.

Thank you for your continued support. Sincerely,

Kalidas V. Madhavpeddi

Chair of the Compensation Committee

5

April 29, 2026

NOVAGOLD RESOURCES INC. (the “Company” or “NOVAGOLD”) Shareholders

Re: NOVAGOLD’s Annual General Meeting of Shareholders on May 14, 2026: Advisory Vote on Executive Compensation

Dear Valued Shareholder,

The Compensation Committee of the Board of Directors (“we” or the “Committee”) of the Company are writing to you to ask for your continued support by voting FOR our Advisory Vote on Executive Compensation (“Say-on-Pay”), at our Annual General Meeting of Shareholders to be held on May 14, 2026 (the “2026 AGM”). We understand that you may have received a research report from Glass, Lewis & Co. LLC (“Glass Lewis” or “GL”) recommending a vote “Against” NOVAGOLD's Say-on-Pay. After careful review of the report, we respectfully disagree with the recommendation. Accordingly, we present below a summary of our key objections, with further detail addressed in the sections that follow.

Executive Summary:

Even though Glass Lewis’ Program Features assessment raised no concerns about NOVAGOLD's 2025 compensation framework, the proxy advisor issued an “Against” recommendation based on the following concerns, each of which we address in turn:

•	Shareholder Responsiveness Following the 2025 Meeting:
▪	The Company conducted extensive shareholder engagement that reached approximately 92.7% of outstanding voting shares, including targeted outreach to prior Say-on-Pay dissenters.
▪	The Company has strengthened its discretionary decision-making framework, updated its compensation peer group, and enhanced its compensation disclosures in response to investor feedback.
▪	The Company will continue its proactive shareholder engagement program to ensure executive compensation remains aligned with shareholder interests.

•	Pay-for-Performance Alignment:
▪	Among GL peers, NOVAGOLD’s market capitalization is 0.54x the group median, a size disparity that undermines the benchmark's representativeness.
▪	The Company's Total Shareholder Return (“TSR”) significantly outperforms both the GICS 1510 and Russell 3000 benchmarks over one- and three-year periods.
▪	The Board's compensation decisions for 2025 reflect the rigor and transparency of NOVAGOLD's executive compensation framework.

•	Compensation Levels and Structure:
▪	The quantum of CEO and Named Executive Officers (“NEOs”) long-term incentive awards is directly linked to the strong performance ratings in fiscal year 2025.
▪	The scale of the Donlin Gold project (“Donlin Gold”) demands an elite, specialized management team capable of advancing the project toward production.
▪	The Company’s development-stage profile requires an incentive structure based on project-specific milestones rather than conventional financial metrics.

Detailed Analysis:

1.	Shareholder Responsiveness:

Following the outcome of the previous Say-on-Pay vote, the Company undertook extensive shareholder engagement to better understand shareholder perspectives and to ensure our executive compensation program reflects best practices, while remaining competitive in attracting and retaining talent (outlined starting on page 47 of the 2026 Management Information Circular (the “MIC”)). During 2025, the Company contacted or attempted to contact shareholders holding approximately 92.7% of our outstanding voting shares, including targeted post-proxy outreach to investors representing approximately 34% of shares that voted against the Say-on-Pay.

The Company has taken action in response to investor feedback by strengthening the alignment between pay and performance, with greater emphasis on outperformance, improved goal calibration, and more disciplined use of Board discretion. The Company has also updated its peer group following a comprehensive review using enhanced benchmarking and disclosure practices to improve transparency and credibility. In addition, the Company is expanding its shareholder engagement efforts and providing clearer communication around compensation decisions and outcomes.

Maintaining an active shareholder engagement program continues to be a high priority for the Company and the Committee and is an integral part of our corporate governance practices.

We want to highlight the rationale behind our compensation decisions, which are designed to ensure NOVAGOLD’s long-term success and shareholder value creation. NOVAGOLD has a pay-for-performance philosophy, and the compensation programs of the Company are designed to attract and retain executive officers with the talent and experience necessary for the success of the Company.

2.	Pay-for-Performance Alignment

We understand that Glass Lewis recommended that shareholders oppose NOVAGOLD's Say-on-Pay, citing a degree of misalignment between the Company's performance and executive compensation relative to peers. We further recognize that GL’s approach to Say-on-Pay consists of both a qualitative review of compensation structure and disclosure, and a quantitative analysis of CEO compensation relative to performance. We note, however, that at 0.54x the GL peer group median, a size disparity Glass Lewis itself acknowledges, NOVAGOLD is inherently positioned at the lower end of the group. As a result, we consider the GL peer group unrepresentative of NOVAGOLD's operational and developmental profile, and do not share the conclusions of the resulting analysis.

Among the qualitative tests that Glass Lewis performed when assessing NOVAGOLD’s executive compensation is the CEO Pay vs. Financial Performance test, which relies on revenue-driven metrics (OCF, ROA, EPS, and ROE) that are inherently inapplicable to the Company given its development-stage profile and absence of revenue. Nonetheless, GL relies on the results of this test, which ultimately produces the only “Severe Concern” result within their Pay-for-Performance evaluation, evidencing that their overarching methodology does not consider NOVAGOLD’s unique circumstances. A broader market comparison, however, presents a different perspective: NOVAGOLD’s TSR as of the Company's fiscal year-end significantly outperformed both the GICS 1510 and Russell 3000 benchmarks over one- and three-year periods, exceeding each by over 166% on a one-year basis and up to 20% on a three-year annualized basis.

Importantly, for 2026, the Board has determined that the CEO’s base salary will remain unchanged, which directly limits the overall variable pay opportunity for the CEO as well. Moreover, in contrast to the prior year, no special retention awards were granted in 2025, and the Board did not approve any discretionary payout related to the 2022 PSU cycle. Further, no upward discretion was applied to performance outcomes for 2025. These actions serve as additional evidence of the steps taken by the Board to demonstrate alignment with shareholder interests, while enhancing the rigor and transparency of NOVAGOLD’s executive compensation framework.

3.	Executive Compensation Structure and Decisions

Glass Lewis provided observations regarding certain aspects of NOVAGOLD's executive compensation program, including the use of a single performance metric under the LTI plan and the potential for significant payouts under below-median performance scenarios. The Company believes that these observations do not fully reflect the unique attributes of NOVAGOLD’s operations. The Company is advancing the Donlin Gold project in Alaska, which is expected to be the largest single gold mine in the U.S. Given its size, scale, and remote location. The Donlin Gold project demands an executive team with the specialized experience required to advance a deposit of this magnitude toward production. The Committee worked extensively with management and with its compensation consultant, Mercer (Canada) Limited (‘‘Mercer’’ or the ‘‘Compensation Consultant’’), to define criteria for all aspects of the Company’s 2025 compensation program, including the performance-based compensation.

As discussed in our 2026 MIC, Mr. Lang’s base salary is above the salary range guidepost for his role and level due to his past experience, current performance and long tenure at the Company. Specifically, Mr. Lang brings his previous experience as President of Barrick Gold North America, his mine engineering and operations experience, his good reputation in the industry, and his excellent relationships with the Company’s stakeholders. Additionally, the Committee refers to market information provided by the Compensation Consultant on an annual basis to determine base salaries. For the 2026 fiscal year, the Board has determined that the CEO’s base salary will remain unchanged.

When assessing the metrics used by the Company to determine annual incentive and LTI payouts, it is important for shareholders to consider that, given that Donlin Gold remains in development, traditional quantifiable performance metrics (e.g., revenue, operating cash flow, production, costs, net income) are not applicable or appropriate measures of performance. The Board has nonetheless identified specific project development goals, disclosed in the Company’s 2026 MIC (starting on page 56), which are tied to performance under the annual incentive program. Additionally, the Board is actively refining the design of the LTI program to further emphasize performance outcomes that exceed expectations, including a review of performance curves, goal calibration, and performance ranges, with the objective of more closely aligning compensation outcomes with shareholder value creation over time.

The quantum of CEO and NEO long-term incentive awards is directly associated to the strong performance ratings in fiscal year 2025, with individual performance ratings ranging from 110% to 125%. During fiscal 2025, the executive team delivered strong leadership and execution, highlighted by the successful acquisition of Barrick Mining Corporation’s 50% interest in Donlin Gold LLC with Paulson Advisers LLC (“Paulson”) for $1 billion, increasing NOVAGOLD’s ownership to 60% for $200 million, with 40% purchased by Donlin Gold Holdings, an entity 100% wholly-owned by Paulson, for $800 million. President & CEO Gregory Lang provided effective leadership during a transformative year and, as Chair of the Donlin Gold LLC board, oversaw significant progress in permitting, engineering, and community relations. CFO Peter Adamek played a key role in supporting the transaction, safeguarding the Company’s treasury, maintaining strong internal controls, and leading enterprise risk management. COO Richard Williams contributed to the acquisition and due diligence, served on the Donlin Gold LLC board, advanced the Donlin Gold project through permitting and engineering, initiated the Request for Proposals for the feasibility study, and progressed the resource model underpinning the study. The target LTI awards for these NEOs reflect the significant contributions each has made to advancing the Company’s goals during fiscal 2025.

Regarding the below-median vesting concern raised by Glass Lewis, the proxy advisor itself acknowledges that below-median payout structures have become market practice among more than 80% of North American companies using relative metrics in long-term incentive plans and does not consider this a substantial concern for shareholders. The Company believes this structure is essential to attracting and retaining the highest caliber of executive talent.

Overall, our executive compensation program recognizes that managing these resources requires an executive team with extensive experience and skills in advancing significant deposits into production. Accordingly, it is designed to attract and retain executives with specialized skills, knowledge, and experience, gained from working for and with large mining companies and associated partners. These skills include expertise in geology, engineering, logistical planning, preparation of feasibility studies, permitting, regulation, mine construction and operation, government and community affairs, compliance, marketing, finance, and accounting.

As part of its 2025 executive compensation planning, the Committee also referenced the compensation packages of Barrick Mining Corporation, Newmont Corporation, Agnico Eagle Mines Ltd., and Kinross Gold Corporation, as: (i) most of the NEOs have previously worked for at least one of those senior mining companies, (ii) to measure the competitiveness of the Company’s compensation programs, and (iii) the Committee considers those companies to be competitors for the Company’s executive team talent. No changes to the Company’s compensation programs were made because of the supplemental review of the compensation programs of these senior mining companies. Ultimately, these companies were selected to reflect the fact that the Company’s asset is in the development stage.

Despite their recommendation, Glass Lewis highlighted a series of mitigating factors within the Company’s 2025 compensation program, as their Program Features assessment produced a “Negligible Concern” result, which evidences that the overall structure of the compensation program and the disclosure of CEO and NEO compensation are adequate and transparent. Furthermore, Glass Lewis identified several positive features of the compensation program, including the linkage of short- and long-term incentives to performance-based metrics, a balanced approach to short- and long-term payouts, the absence of single-trigger change-in-control benefits, and adequate clawback and anti-hedging policies. These positive elements reflect the overall alignment between NOVAGOLD's compensation program and market governance standards.

Looking Ahead

NOVAGOLD remains committed to a pay-for-performance framework that aligns executive compensation with shareholder value and company progress. As the Donlin Gold project advances, we will continue to evaluate our compensation structure to ensure it remains appropriately aligned with the stage of development and tong-term value creation objectives. We are confident that NOVAGOLD has the right organizational structure, people, and platform to continue building its business and to support long-term growth opportunities. We urge you to consider the full context of our executive compensation decisions.

Ensuring leadership continuity is essential to our long-term success and the advancement of Donlin Gold. For these reasons, we strongly encourage you to vote FOR our Say-on-Pay resolution at the upcoming AGM. Should you have any questions or wish to discuss this further, please contact us at info@novagold.com. Thank you for your continued support.

Sincerely,

Kalidas V. Madhavpeddi

Chair of the Compensation Committee

April 29, 2026

NOVAGOLD RESOURCES INC. (the “Company” or “NOVAGOLD”) Shareholders

Re: NOVAGOLD’s Annual General Meeting of Shareholders on May 14, 2026: Advisory Vote on Executive Compensation

Dear Valued Shareholder,

The Compensation Committee of the Board of Directors (“we” or the “Committee”) of the Company are writing to you to ask for your continued support by voting FOR our Advisory Vote on Executive Compensation (“Say-on-Pay”), at our Annual General Meeting of Shareholders to be held on May 14, 2026 (the “2026 AGM”). We understand that you may have received a research report from Institutional Shareholders Services Inc. (“ISS”) recommending a vote “Against” NOVAGOLD's Say-on-Pay. After careful review of the report, we respectfully disagree with the recommendation. Accordingly, we present below a summary of our key objections, with further detail addressed in the sections that follow.

Executive Summary:

Even though ISS acknowledged the improvements made by NOVAGOLD to its compensation program during 2025, the proxy advisor issued an “Against” recommendation based on the following concerns, each of which we address in turn:

•	Shareholder Responsiveness Following the 2025 Meeting:
▪	The Company conducted extensive shareholder engagement that reached approximately 92.7% of outstanding voting shares, including targeted outreach to prior Say-on-Pay dissenters.
▪	The Company has strengthened its discretionary decision-making framework, updated its compensation peer group, and enhanced its compensation disclosures in response to investor feedback.

•	Pay-for-Performance Alignment:
▪	The ISS peer group is comprised of US-based domestic issuers, the majority of whom are non-gold focused, producing a broad and unrepresentative benchmark.
▪	The Company's Total Shareholder Return (“TSR”) significantly outperforms both the GICS 1510 and Russell 3000 benchmarks over one- and three-year periods.
▪	The Board's compensation decisions for 2025 reflect the rigor and transparency of NOVAGOLD's executive compensation framework.

•	Compensation Levels and Structure:
▪	The scale of the Donlin Gold project (“Donlin Gold”) demands an elite, specialized management team capable of advancing the project toward production.
▪	The Company’s development-stage profile requires an incentive structure based on project-specific milestones rather than conventional financial metrics.
▪	The quantum of CEO and Named Executive Officers (“NEOs”) long-term incentive awards is directly linked to the strong performance ratings in fiscal year 2025.

•	Self-Disclosed Peer Group Composition:
▪	The compensation peer group was updated through a rigorous review conducted with independent compensation advisors that applied criteria reflective of NOVAGOLD’s unique operational profile.

1

Detailed Analysis:

1.	Shareholder Responsiveness:

Following the outcome of the previous Say-on-Pay vote, the Company undertook extensive shareholder engagement to better understand shareholder perspectives and to ensure our executive compensation program reflects best practices, while remaining competitive in attracting and retaining talent (outlined starting on page 47 of the 2026 Management Information Circular (the “MIC”)). During 2025, the Company contacted or attempted to contact shareholders holding approximately 92.7% of our outstanding voting shares, including targeted post-proxy outreach to investors representing approximately 34% of shares that voted against the Say-on-Pay.

The Company is refining its compensation framework in response to investor feedback by strengthening the alignment between pay and performance, with greater emphasis on outperformance, improved goal calibration, and more disciplined use of Board discretion. The Company has also updated its peer group following a comprehensive review using enhanced benchmarking and disclosure practices to improve transparency and credibility. In addition, the Company is expanding its shareholder engagement efforts and providing clearer communication around compensation decisions and outcomes.

Maintaining an active shareholder engagement program continues to be a high priority for the Company and the Committee and is an integral part of our corporate governance practices.

We want to highlight the rationale behind our compensation decisions, which are designed to ensure NOVAGOLD’s long-term success and shareholder value creation. NOVAGOLD has a pay-for-performance philosophy, and the compensation programs of the Company are designed to attract and retain executive officers with the talent and experience necessary for the success of the Company.

2.	Pay-for-Performance Alignment

We understand ISS’ quantitative pay-for-performance test has resulted in a “High Concern” rating this year, signalling a perceived misalignment between CEO compensation and performance. We further recognize that ISS’ approach to Say-on-Pay consists of both a qualitative review of compensation structure and disclosure, and a quantitative analysis of CEO compensation relative to performance. We note that the Company is ranked 2nd in current market capitalization among the ISS selected peers. Additionally, the only peer that has higher market capitalization than the Company is MP Materials Corp., which is not similar in terms of operating profile, development stage, revenue generation, or executive responsibility. Only a minority of the ISS-selected peers are pure gold asset companies, with the group including companies operating in other industries such as specialty chemicals and broader mineral exploration.1 In addition, ISS applies its U.S. benchmark methodology to NOVAGOLD and compares the Company to a peer group that solely includes U.S. domestic issuers. Our self-disclosed peer group consists of both U.S. and Canadian companies, with a greater proportion of Canadian companies, which better represents a comparable group of mining companies and NOVAGOLD’s status as a Canadian-incorporated company that is also a U.S. domestic issuer listed on both the Toronto Stock Exchange (TSX) and New York Stock Exchange (NYSE).

The ISS report acknowledges NOVAGOLD’s strong performance during 2025. NOVAGOLD’s TSR as of the Company’s fiscal year-end significantly outperformed both the GICS 1510 and Russell 3000 benchmarks over one- and three-year periods, exceeding each by over 166% on a one-year basis and up to 20% on a three-year annualized basis. Additionally, ISS' Absolute Pay-TSR Alignment test produced a “Low Concern” result, indicating that executive pay and shareholder returns have followed the same long-term trend on an absolute basis. This is particularly important as the Company has limited performance comparators given it controls one of the few high-quality gold development projects located in a world-leading jurisdiction.

1 Source: Capital IQ Pro as of April 23, 2026.

2

Importantly, for 2026, the Board has determined that the CEO’s base salary will remain unchanged, which directly limits the overall variable pay opportunity for the CEO as well. Moreover, in contrast to the prior year, no special retention awards were granted in 2025, and the Board did not approve any discretionary payout related to the 2022 PSU cycle. Further, no upward discretion was applied to performance outcomes for 2025. These actions serve as additional evidence of the steps taken by the Board to demonstrate alignment with shareholder interests, while enhancing the rigor and transparency of NOVAGOLD’s executive compensation framework.

3.	Executive Compensation Structure and Decisions

ISS noted observations regarding certain aspects of NOVAGOLD’s executive compensation program, including the quantum of the CEO’s base salary, the value of NEO long-term incentive awards, and the weighting attributed to qualitative assessments of strategic objectives within the annual incentive plan. The Company believes that these observations do not fully reflect the unique attributes of NOVAGOLD’s operations. The Company is advancing the Donlin Gold project in Alaska, which is expected to be the largest single gold mine in the U.S. Given its size, scale, and remote location. Donlin Gold represents a significantly more complex undertaking than the businesses and assets of the companies in the ISS-selected peer group, and demands an executive team with the specialized experience required to advance a deposit of this magnitude toward production. The Committee worked extensively with management and with its compensation consultant, Mercer (Canada) Limited (‘‘Mercer’’ or the ‘‘Compensation Consultant’’), to define criteria for all aspects of the Company’s 2025 compensation program, including the performance-based compensation.

ISS has indicated that our CEO’s base salary is relatively large and in turn has an augmenting effect on his incentive opportunities, which are targeted as a percentage of base salary. As discussed in our 2026 MIC, Mr. Lang’s base salary is above the salary range guidepost for his role and level due to his past experience, current performance and long tenure at the Company. Specifically, Mr. Lang brings his previous experience as President of Barrick Gold North America, his mine engineering and operations experience, his good reputation in the industry, and his excellent relationships with the Company’s stakeholders. In addition, the Committee refers to market information provided by the Compensation Consultant on an annual basis to determine base salaries. For the 2026 fiscal year, the Board has determined that the CEO’s base salary will remain unchanged.

When assessing the metrics used by the Company to determine annual incentive and LTI payouts, it is important for shareholders to consider that, given that Donlin Gold remains in development, traditional quantifiable performance metrics (e.g., revenue, operating cash flow, production, costs, net income) are not applicable or appropriate measures of performance. The Board has nonetheless identified specific project development goals, disclosed in the Company’s 2026 MIC (starting on page 56), which are tied to performance under the annual incentive program. Additionally, the Board is actively refining the design of the LTI program to further emphasize performance outcomes that exceed expectations, including a review of performance curves, goal calibration, and performance ranges, with the objective of more closely aligning compensation outcomes with shareholder value creation over time.

The quantum of CEO and NEO long-term incentive awards is directly associated to the strong performance ratings in fiscal year 2025, with individual performance ratings ranging from 110% to 125%. During fiscal 2025, the executive team delivered strong leadership and execution, highlighted by the successful acquisition of Barrick Mining Corporation’s 50% interest in Donlin Gold LLC with Paulson Advisers LLC (“Paulson”) for $1 billion, increasing NOVAGOLD’s ownership to 60% for $200 million, with 40% purchased by Donlin Gold Holdings, an entity 100% wholly-owned by Paulson, for $800 million. President & CEO Gregory Lang provided effective leadership during a transformative year and, as Chair of the Donlin Gold LLC board, oversaw significant progress in permitting, engineering, and community relations. CFO Peter Adamek played a key role in supporting the transaction, safeguarding the Company’s treasury, maintaining strong internal controls, and leading enterprise risk management. COO Richard Williams contributed to the acquisition and due diligence, served on the Donlin Gold LLC board, advanced the Donlin Gold project through permitting and engineering, initiated the Request for Proposals for the feasibility study, and progressed the resource model underpinning the study. The target LTI awards for these NEOs reflect the significant contributions each has made to advancing the Company’s goals during fiscal 2025.

3

Overall, our executive compensation program recognizes that managing these resources requires an executive team with extensive experience and skills in advancing significant deposits into production. Accordingly, it is designed to attract and retain executives with specialized skills, knowledge, and experience, gained from working for and with large mining companies and associated partners. These skills include expertise in geology, engineering, logistical planning, preparation of feasibility studies, permitting, regulation, mine construction and operation, government and community affairs, compliance, marketing, finance, and accounting.

As part of its 2025 executive compensation planning, the Committee also referenced the compensation packages of Barrick Mining Corporation, Newmont Corporation, Agnico Eagle Mines Ltd., and Kinross Gold Corporation, as: (i) most of the NEOs have previously worked for at least one of those senior mining companies, (ii) to measure the competitiveness of the Company’s compensation programs, and (iii) the Committee considers those companies to be competitors for the Company’s executive team talent. No changes to the Company’s compensation programs were made because of the supplemental review of the compensation programs of these senior mining companies. Ultimately, these companies were selected to reflect the fact that the Company’s asset is in the development stage.

Despite their recommendation, ISS highlighted a series of mitigating factors within the Company’s 2025 compensation program, such as the use of predetermined metrics within the annual incentive plan, the fact that more than half of the annual LTI awards are subject to performance conditions, the use of a multi-year metric within the annual PSU program, and the inclusion of vesting caps in the event of negative share price performance during the applicable period. These positive elements reflect the overall alignment between NOVAGOLD's compensation program and market governance standards.

4.	Company-Selected Peers

ISS has raised concerns that the Company’s compensation peer group for 2025 included several companies that are larger in scale than NOVAGOLD, particularly with respect to revenue, and that the use of larger peers for benchmarking purposes could contribute to executive pay increases without commensurate outperformance. In response, the Company emphasizes that its peer group was established following a thorough review conducted with the support of Mercer. This review included an assessment of the Company’s compensation philosophy relative to a group of comparable mining companies, using publicly available disclosures, and applied a range of qualitative and quantitative criteria beyond revenue alone. Subsequently, NOVAGOLD updated its peer group following a comprehensive review and enhanced benchmarking and disclosure practices to improve transparency and credibility. The criteria used in this process included market capitalization, enterprise value and assets, industry focus, stage of development, operational complexity, and the presence of an experienced, full-time executive team. Given that NOVAGOLD’s principal asset, Donlin Gold, is in the development stage, the Company believes that revenue is not a determinative metric and that the selected peer group appropriately reflects companies with comparable scale, risk profile, operating jurisdictions and strategic complexity, thereby providing a more relevant and balanced framework for compensation benchmarking. Moreover, ISS continues to raise concerns about NOVAGOLD targeting compensation above the median of peers, yet this analysis does not fully account for the size and complexity of Donlin Gold. It is much larger and likely more complex than any asset owned by peer group companies. Managing such an asset requires an executive team with proven experience and skills in advancing significant deposits into production.

4

Looking Ahead

NOVAGOLD remains committed to a pay-for-performance framework that aligns executive compensation with shareholder value and company progress. As the Donlin Gold project advances, we will continue to evaluate our compensation structure to ensure it remains appropriately aligned with the stage of development and tong-term value creation objectives. We are confident that NOVAGOLD has the right organizational structure, people, and platform to continue building its business and to support long-term growth opportunities. We urge you to consider the full context of our executive compensation decisions. Ensuring leadership continuity is essential to our long-term success and the advancement of Donlin Gold. For these reasons, we strongly encourage you to vote FOR our Say-on-Pay resolution at the upcoming AGM. Should you have any questions or wish to discuss this further, please contact us at info@novagold.com. Thank you for your continued support.

Sincerely,

Kalidas V. Madhavpeddi

Chair of the Compensation Committee

5

April 29, 2026

NOVAGOLD RESOURCES INC. (the “Company” or “NOVAGOLD”) Shareholders

Re: Glass Lewis 2026 Report Feedback Statement

Dear Valued Shareholder,

NOVAGOLD Resources Inc. (“we”, “NOVAGOLD”, or the “Company”) welcomes the opportunity to provide feedback on the Benchmark Policy proxy report issued by Glass Lewis which includes voting recommendations in respect of the Company’s annual meeting of shareholders to be held on May 14, 2026.

NOVAGOLD takes note of Glass Lewis’ recommendation to vote AGAINST NOVAGOLD’s Proposal 6.00 Advisory Vote on Executive Compensation. Our Report Feedback Statement refers to information contained in NOVAGOLD’s 2026 Notice of Annual General Meeting of Shareholders and Management Information Circular (the “Proxy Circular”). NOVAGOLD respectfully disagrees with this recommendation and wishes to provide feedback on Glass Lewis’ identified concerns. Accordingly, we present below a summary of our key objections, with further detail addressed in the sections that follow.

Executive Summary:

Even though Glass Lewis’ Program Features assessment raised no concerns about NOVAGOLD's 2025 compensation framework, the proxy advisor issued an “Against” recommendation based on the following concerns, each of which we address in turn:

•	Shareholder Responsiveness Following the 2025 Meeting:
▪	The Company conducted extensive shareholder engagement that reached approximately 92.7% of outstanding voting shares, including targeted outreach to prior Say-on-Pay dissenters.
▪	The Company has strengthened its discretionary decision-making framework, updated its compensation peer group, and enhanced its compensation disclosures in response to investor feedback.
▪	The Company will continue its proactive shareholder engagement program to ensure executive compensation remains aligned with shareholder interests.

•	Pay-for-Performance Alignment:
▪	Among GL peers, NOVAGOLD’s market capitalization is 0.54x the group median, a size disparity that undermines the benchmark's representativeness.
▪	The Company's Total Shareholder Return (“TSR”) significantly outperforms both the GICS 1510 and Russell 3000 benchmarks over one- and three-year periods.
▪	The Board's compensation decisions for 2025 reflect the rigor and transparency of NOVAGOLD's executive compensation framework.

•	Compensation Levels and Structure:
▪	The quantum of CEO and Named Executive Officers (“NEOs”) long-term incentive awards is directly linked to the strong performance ratings in fiscal year 2025.
▪	The scale of the Donlin Gold project (“Donlin Gold”) demands an elite, specialized management team capable of advancing the project toward production.
▪	The Company’s development-stage profile requires an incentive structure based on project-specific milestones rather than conventional financial metrics.

1

Detailed Analysis:

1.	Shareholder Responsiveness:

Following the outcome of the previous Say-on-Pay vote, the Company undertook extensive shareholder engagement to better understand shareholder perspectives and to ensure our executive compensation program reflects best practices, while remaining competitive in attracting and retaining talent (outlined starting on page 47 of the 2026 Proxy Circular. During 2025, the Company contacted or attempted to contact shareholders holding approximately 92.7% of our outstanding voting shares, including targeted post-proxy outreach to investors representing approximately 34% of shares that voted against the Say-on-Pay.

The Company has taken action in response to investor feedback by strengthening the alignment between pay and performance, with greater emphasis on outperformance, improved goal calibration, and more disciplined use of Board discretion. The Company has also updated its peer group following a comprehensive review using enhanced benchmarking and disclosure practices to improve transparency and credibility. In addition, the Company is expanding its shareholder engagement efforts and providing clearer communication around compensation decisions and outcomes.

Maintaining an active shareholder engagement program continues to be a high priority for the Company and the Committee and is an integral part of our corporate governance practices.

We want to highlight the rationale behind our compensation decisions, which are designed to ensure NOVAGOLD’s long-term success and shareholder value creation. NOVAGOLD has a pay-for-performance philosophy, and the compensation programs of the Company are designed to attract and retain executive officers with the talent and experience necessary for the success of the Company.

2.	Pay-for-Performance Alignment

We understand that Glass Lewis recommended that shareholders oppose NOVAGOLD's Say-on-Pay, citing a degree of misalignment between the Company's performance and executive compensation relative to peers. We further recognize that GL’s approach to Say-on-Pay consists of both a qualitative review of compensation structure and disclosure, and a quantitative analysis of CEO compensation relative to performance. We note, however, that at 0.54x the GL peer group median, a size disparity Glass Lewis itself acknowledges, NOVAGOLD is inherently positioned at the lower end of the group. As a result, we consider the GL peer group unrepresentative of NOVAGOLD's operational and developmental profile, and do not share the conclusions of the resulting analysis.

Among the qualitative tests that Glass Lewis performed when assessing NOVAGOLD’s executive compensation is the CEO Pay vs. Financial Performance test, which relies on revenue-driven metrics (OCF, ROA, EPS, and ROE) that are inherently inapplicable to the Company given its development-stage profile and absence of revenue. Nonetheless, GL relies on the results of this test, which ultimately produces the only “Severe Concern” result within their Pay-for-Performance evaluation, evidencing that their overarching methodology does not consider NOVAGOLD’s unique circumstances. A broader market comparison, however, presents a different perspective: NOVAGOLD’s TSR as of the Company's fiscal year-end significantly outperformed both the GICS 1510 and Russell 3000 benchmarks over one- and three-year periods, exceeding each by over 166% on a one-year basis and up to 20% on a three-year annualized basis.

Importantly, for 2026, the Board has determined that the CEO’s base salary will remain unchanged, which directly limits the overall variable pay opportunity for the CEO as well. Moreover, in contrast to the prior year, no special retention awards were granted in 2025, and the Board did not approve any discretionary payout related to the 2022 PSU cycle. Further, no upward discretion was applied to performance outcomes for 2025. These actions serve as additional evidence of the steps taken by the Board to demonstrate alignment with shareholder interests, while enhancing the rigor and transparency of NOVAGOLD’s executive compensation framework.

2

3.	Executive Compensation Structure and Decisions

Glass Lewis provided observations regarding certain aspects of NOVAGOLD's executive compensation program, including the use of a single performance metric under the LTI plan and the potential for significant payouts under below-median performance scenarios. The Company believes that these observations do not fully reflect the unique attributes of NOVAGOLD’s operations. The Company is advancing the Donlin Gold project in Alaska, which is expected to be the largest single gold mine in the U.S. Given its size, scale, and remote location. The Donlin Gold project demands an executive team with the specialized experience required to advance a deposit of this magnitude toward production. The Committee worked extensively with management and with its compensation consultant, Mercer (Canada) Limited (‘‘Mercer’’ or the ‘‘Compensation Consultant’’), to define criteria for all aspects of the Company’s 2025 compensation program, including the performance-based compensation.

As discussed in our 2026 Proxy Circular, Mr. Lang’s base salary is above the salary range guidepost for his role and level due to his past experience, current performance and long tenure at the Company. Specifically, Mr. Lang brings his previous experience as President of Barrick Gold North America, his mine engineering and operations experience, his good reputation in the industry, and his excellent relationships with the Company’s stakeholders. Additionally, the Committee refers to market information provided by the Compensation Consultant on an annual basis to determine base salaries. For the 2026 fiscal year, the Board has determined that the CEO’s base salary will remain unchanged.

When assessing the metrics used by the Company to determine annual incentive and LTI payouts, it is important for shareholders to consider that, given that Donlin Gold remains in development, traditional quantifiable performance metrics (e.g., revenue, operating cash flow, production, costs, net income) are not applicable or appropriate measures of performance. The Board has nonetheless identified specific project development goals, disclosed in the Company’s 2026 Proxy Circular (starting on page 56), which are tied to performance under the annual incentive program. Additionally, the Board is actively refining the design of the LTI program to further emphasize performance outcomes that exceed expectations, including a review of performance curves, goal calibration, and performance ranges, with the objective of more closely aligning compensation outcomes with shareholder value creation over time.

The quantum of CEO and NEO long-term incentive awards is directly associated to the strong performance ratings in fiscal year 2025, with individual performance ratings ranging from 110% to 125%. During fiscal 2025, the executive team delivered strong leadership and execution, highlighted by the successful acquisition of Barrick Mining Corporation’s 50% interest in Donlin Gold LLC with Paulson Advisers LLC (“Paulson”) for $1 billion, increasing NOVAGOLD’s ownership to 60% for $200 million, with 40% purchased by Donlin Gold Holdings, an entity 100% wholly-owned by Paulson, for $800 million. President & CEO Gregory Lang provided effective leadership during a transformative year and, as Chair of the Donlin Gold LLC board, oversaw significant progress in permitting, engineering, and community relations. CFO Peter Adamek played a key role in supporting the transaction, safeguarding the Company’s treasury, maintaining strong internal controls, and leading enterprise risk management. COO Richard Williams contributed to the acquisition and due diligence, served on the Donlin Gold LLC board, advanced the Donlin Gold project through permitting and engineering, initiated the Request for Proposals for the feasibility study, and progressed the resource model underpinning the study. The target LTI awards for these NEOs reflect the significant contributions each has made to advancing the Company’s goals during fiscal 2025.

3

Regarding the below-median vesting concern raised by Glass Lewis, the proxy advisor itself acknowledges that below-median payout structures have become market practice among more than 80% of North American companies using relative metrics in long-term incentive plans and does not consider this a substantial concern for shareholders. The Company believes this structure is essential to attracting and retaining the highest caliber of executive talent.

Overall, our executive compensation program recognizes that managing these resources requires an executive team with extensive experience and skills in advancing significant deposits into production. Accordingly, it is designed to attract and retain executives with specialized skills, knowledge, and experience, gained from working for and with large mining companies and associated partners. These skills include expertise in geology, engineering, logistical planning, preparation of feasibility studies, permitting, regulation, mine construction and operation, government and community affairs, compliance, marketing, finance, and accounting.

As part of its 2025 executive compensation planning, the Committee also referenced the compensation packages of Barrick Mining Corporation, Newmont Corporation, Agnico Eagle Mines Ltd., and Kinross Gold Corporation, as: (i) most of the NEOs have previously worked for at least one of those senior mining companies, (ii) to measure the competitiveness of the Company’s compensation programs, and (iii) the Committee considers those companies to be competitors for the Company’s executive team talent. No changes to the Company’s compensation programs were made because of the supplemental review of the compensation programs of these senior mining companies. Ultimately, these companies were selected to reflect the fact that the Company’s asset is in the development stage.

Despite their recommendation, Glass Lewis highlighted a series of mitigating factors within the Company’s 2025 compensation program, as their Program Features assessment produced a “Negligible Concern” result, which evidences that the overall structure of the compensation program and the disclosure of CEO and NEO compensation are adequate and transparent. Furthermore, Glass Lewis identified several positive features of the compensation program, including the linkage of short- and long-term incentives to performance-based metrics, a balanced approach to short- and long-term payouts, the absence of single-trigger change-in-control benefits, and adequate clawback and anti-hedging policies. These positive elements reflect the overall alignment between NOVAGOLD's compensation program and market governance standards.

Looking Ahead

NOVAGOLD remains committed to a pay-for-performance framework that aligns executive compensation with shareholder value and company progress. As the Donlin Gold project advances, we will continue to evaluate our compensation structure to ensure it remains appropriately aligned with the stage of development and tong-term value creation objectives. We are confident that NOVAGOLD has the right organizational structure, people, and platform to continue building its business and to support long-term growth opportunities. We urge you to consider the full context of our executive compensation decisions.

4

Ensuring leadership continuity is essential to our long-term success and the advancement of Donlin Gold. For these reasons, we strongly encourage you to vote FOR our Say-on-Pay resolution at the upcoming AGM. Should you have any questions or wish to discuss this further, please contact us at info@novagold.com. Thank you for your continued support.

Sincerely,

Kalidas V. Madhavpeddi

Chair of the Compensation Committee

5